                                                                    EXHIBIT 99.4

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                  $     138,546.22
Available Funds:
     Contract Payments due and received in this period                                  2,308,355.04
     Contract Payments due in prior period(s) and received in this period                 354,206.24
     Contract Payments received in this period for next period                             83,450.17
     Sales, Use and Property Tax payments received                                         76,398.81
     Prepayment Amounts related to early termination in this period                        36,697.30
     Servicer Advance                                                                           0.00
     Proceeds received from recoveries on previously Defaulted Contracts                        0.00
     Transfer from Reserve Account                                                          4,581.81
     Interest earned on Collection Account                                                  3,978.65
     Interest earned on SPG Account                                                           959.38
     Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                         0.00
     Amounts paid under insurance policies                                                      0.00
     Maintenance, Late Charges and any other amounts                                            0.00

                                                                                    ----------------
Total Available Funds                                                                   3,007,173.62
Less: Amounts to be Retained in Collection Account                                        193,281.41
                                                                                    ----------------
AMOUNT TO BE DISTRIBUTED                                                                2,813,892.21
                                                                                    ================

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                           Discounted                                 Discounted
       Lease #            Present Value               Lease #        Present Value
----------------------    -------------            -------------    ---------------
#* 2000664-003 (08/03)      22,722.50                                  0.00
#* 2002513-001 (08/03)       5,256.54
#* 9900071-001 (08/03)      86,594.93
#* 2000664-002 (09/03)       2,733.12
#* 2002653-001 (09/03)       5,250.73
#* 9900071-002 (09/03)      16,574.94
#* 2000600-001 (12/03)       4,964.80
#* 2623-002 (01/04)         63,892.22
#* 2625-001 (01/04)        744,450.46
#* 2676-001 (01/04)        704,829.81
#* 2676-002 (01/04)         12,353.86
#* 2000710-001 (01/04)       7,626.25
#* 2001224-001 (01/04)       7,726.11
#* 2001660-001 (01/04)      22,871.94

                                                   -------------
                                          Totals:  $1,707,848.21

         POOL B

                           Discounted                                Discounted
       Lease #            Present Value               Lease #       Present Value
----------------------    -------------            -------------    ---------------
#* 2002784-001 (10/03)      79,327.73
#* 9901545-701 (12/03)       2,028.50
#* 3309-002 (01/04)        503,874.57
#* 3313-001 (01/04)        556,656.69
#* 3313-003 (01/04)        522,679.51

                                                   -------------
                                          Totals:  $1,664,567.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS       $  3,372,415.21
   b) ADCB AT CLOSING DATE                                           273,612,728.90
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                             1.23%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XVI. POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
This Month                         14,528,129.46    This Month                       69,894,497.96
1 Month Prior                      15,552,758.74    1 Month Prior                    75,692,498.36
2 Months Prior                     10,644,613.77    2 Months Prior                   78,471,009.32

Total                              40,725,501.97    Total                           224,058,005.64

a) 3 Month Average                 13,575,167.32    b) 3 Month Average               74,686,001.88

c) a/b                                     18.18%

2.   Does a Delinquency Condition Exist (1c > 6% )?                                 Yes  X   No
                                                                                       ------  -------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                          Yes  X   No
                                                                                       ------  -------
     B. An Indenture Event of Default has occurred and is then continuing?          Yes      No
                                                                                       ------  -------
4.   Has a Servicer Event of Default occurred?                                      Yes      No
                                                                                       ------  -------
5.   Amortization Event Check

     A. Is 1c > 8% ?                                                                Yes  X   No
                                                                                       ------  -------
     B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation not remedied within 90 days?                     Yes      No
                                                                                       ------  -------
     C. As of any Determination date, the sum of all defaulted
        contracts since the Closing date exceeds 6% of the ADCB on
        the Closing Date?                                                           Yes      No   X
                                                                                       ------  -------

6.   Aggregate Discounted Contract Balance at Closing Date              Balance     $   273,612,728.90
                                                                                    ------------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                          TOTAL     % of Total
                        A.D.C.B.         A.D.C.B.    A.D.C.B.
                      ------------   -------------  ----------
30 Days Overdue       7,856,781.97   69,894,497.96   11.241%
60 Days Overdue       1,275,981.85   69,894,497.96    1.826%
90 Days Overdue       2,541,946.36   69,894,497.96    3.637%
120 Days Overdue      5,122,280.84   69,894,497.96    7.329%
150 Days Overdue      6,863,902.26   69,894,497.96    9.820%
180 Days Overdue              0.00   69,894,497.96    0.000%